SECOND MASTER AMENDMENT TO LOAN DOCUMENTS

         THIS AMENDMENT (the "Amendment") with respect to the Credit Agreement and the Security Agreement referred to below is made and entered into as of the 24th day of August, 2001 by and among CHOICE ONE COMMUNICATIONS INC., a Delaware corporation (the "Company"), as Guarantor, its Subsidiaries (collectively, the "Borrowers") party to such Credit Agreement, FIRST UNION INVESTORS, INC., as Administrative Agent, GENERAL ELECTRIC CAPITAL CORPORATION, as Syndication
Agent, MORGAN STANLEY SENIOR FUNDING, INC., as Documentation Agent and the Lenders set forth on the signature pages hereto.

                              STATEMENT OF PURPOSE

         The Borrowers, the Company, the Lenders and the Agents are parties to that certain Second Amended and Restated Credit Agreement, dated as of August 1, 2000 (as previously amended, as amended hereby and as further amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), pursuant to which the Lenders have extended certain credit facilities to the Borrowers.

         The Obligations and the Guaranteed Obligations (each as defined in the Credit Agreement) are secured by a security interest in, and lien on, certain personal property of the Company and the Borrowers pursuant to that certain Second Amended and Restated Security Agreement, dated as of August 1, 2000 (as previously amended, as amended hereby and as further amended, restated, supplemented or otherwise modified from time to time, the "Security Agreement"), executed by the Company and the Borrowers, as Grantors, in favor of the Administrative Agent.

         The Company and the Borrowers have requested certain modifications to the financial covenants contained in Article X of the Credit Agreement, and the Agents and the Lenders have agreed to such request pursuant to the terms and conditions set forth herein.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1.       CAPITAL  TERMS.
                  --------------

                  All capitalized terms used and not defined herein shall have the meanings given thereto in the Credit Agreement.

         2.       AMENDMENTS TO CREDIT AGREEMENT.
                  ------------------------------

          (a) Section 1.1 of the Credit Agreement is hereby amended as follows:

          (i) by inserting immediately after the definition of "Assignment and Acceptance" the following definition:


                  "AVAILABLE CASH" means, with respect to any specified Person and its Subsidiaries, for any period, the sum of the following determined on a Consolidated basis, without duplication: (a) the unused portion of the Aggregate Commitment then in effect,
                  (b) the sum of all amounts that would be included, in accordance with GAAP, as cash, restricted cash or Cash Equivalents on a Consolidated balance sheet of the Borrowers and their Subsidiaries and (c) the unused portion of any irrevocably committed debt or equity financing other than the Aggregate Commitment.

          (ii) by inserting immediately after the definition of "Default" the following definition:

                  "DEPOSIT ACCOUNT" means a deposit account (as now or hereafter defined in the UCC) of the Company or any of its Subsidiaries, including, without limitation, those listed on SCHEDULE 7.1(AA) and any lockbox, demand, time, savings, passbook or like account maintained with a depositary institution.

          (iii) by inserting immediately after the definition of "EBITDA" the following definition:

                  "EBITDA LOSS CARRYFORWARD" means (a) for the fiscal quarter ending on March 31, 2002, the Initial EBITDA Loss Carryforward and (b) for each fiscal quarter ending after March 31, 2002, an amount equal to the lesser of (i) the Initial EBITDA Loss Carryforward and (ii) an amount equal to the Initial EBITDA Loss Carryforward, PLUS the actual cumulative EBITDA loss from January 1, 2002 to the determination date set forth below for such fiscal quarter (expressed as a negative amount), MINUS the negative amount corresponding to such fiscal quarter set forth below; PROVIDED, that the EBITDA Loss Carryforward for any period shall not be less than zero.

                  --------------------------------------------------------------
                                                         Cumulative EBITDA Loss
                  Quarter Ending  EBITDA Carryforward       From  01/01/2002
                                   Determination Date        (in thousands)
                  --------------------------------------------------------------
                      6/30/02           3/31/02                 (8,400)
                  ----------------
                      9/30/02           6/30/02                (11,500)
                  --------------------------------------------------------------

          (iv) by inserting immediately after the definition of "Initial Credit Agreement" the following definition:

                  "INITIAL EBITDA LOSS CARRYFORWARD" means an amount equal to the lesser of (a) $2,500,000 and (b) the sum of (i) the actual cumulative EBITDA loss from July 1, 2000 through December 31, 2001 (expressed as a negative amount in dollars), PLUS (ii) $127,100,000 (such amount being equal to the maximum permitted cumulative EBITDA loss from July 1, 2000 through December 31,
                  2001); PROVIDED, that the Initial EBITDA Loss Carryforward shall not be less than zero.

          (b) Section 7.1 of the Credit Agreement is hereby amended by inserting a new paragraph (aa) as follows:

                  (aa) DEPOSIT ACCOUNTS; SECURITIES ACCOUNTS. SCHEDULE 7.1(AA) sets forth all of the Deposit Accounts and all "securities accounts" (as defined in the UCC) of the Company and its Subsidiaries as of the effective date of that certain Second Master Amendment to Loan Documents, dated as of August 24, 2001, by and among the Company, the Borrowers and the Lenders (the "Second Master Amendment").

                  (c) Section 8.5 of the Credit  Agreement is hereby  amended by
(i) deleting the word "and" from paragraph (h) thereof; (ii) inserting "; and" in lieu of the period at the end of paragraph (i) thereof; and (iii) inserting a new paragraph (j) as follows:

                    (j) the opening of any Deposit Account by the Company or any of its Subsidiaries or any "securities account" (as defined in the UCC).

                  (d) Section 9.12 of the Credit Agreement is hereby amended by renumbering the existing paragraph (d) as paragraph (e) and inserting a new paragraph (d) as follows:

                  (d) Simultaneously with the opening of any Deposit Account or any "securities account" (as defined in the UCC) by the Company or any of its Subsidiaries, cause to be executed and delivered to the Administrative Agent in form and substance reasonably satisfactory thereto a control agreement or similar agreement permitting the Administrative Agent to obtain "control" (as such term is now or hereafter defined in the UCC) over such Deposit Account or such "securities account" (as defined in the UCC); PROVIDED, that the requirements of this Section 9.12(d) shall not apply to any escrow or restricted account permitted by Section 11.3(h); PROVIDED FURTHER, that, with respect to the Deposit Accounts and "securities accounts" (as defined in the UCC) set forth on
                  SCHEDULE 7.1(AA), the Company and the Borrowers shall have until the date that is sixty days after the effective date of the Second Master Amendment (or, so long as the Company and its Subsidiaries are using their reasonable best efforts to comply with the requirements of this Section 9.12(d), until such later date as may be reasonably determined by the Administrative Agent) to comply with the requirements of this
                  Section 9.12(d).

                  (e) Section 12.1 of the Credit Agreement is hereby amended by inserting a new paragraph (s) as follows:

                  (s) DEPOSIT ACCOUNTS; SECURITIES ACCOUNTS. The Company and its Subsidiaries shall fail to deliver the documents required by
                  Section 9.12(d) in accordance with the time limits set forth therein with respect to each Deposit Account and each "securities account" (as defined in the UCC) set forth on
                  SCHEDULE 7.1(AA).

                  (f) Article X of the Credit Agreement is hereby amended by deleting the existing Article X in its entirety and inserting in lieu thereof the provisions set forth on EXHIBIT A hereto.

         3.       AMENDMENTS TO SECURITY AGREEMENT.
                  --------------------------------

                  (a) Section 1 of the Security Agreement is hereby amended as follows:

                  (i) by deleting the phrase "as in effect in the State of New York" in both places it appears in the definition of "UCC" and inserting the phrase "as now or hereafter in effect in the State of New York, as amended or modified from time to time" in lieu thereof.

                  (ii) by inserting immediately after the definition of "Copyrights" the following definition:

                  "DEPOSIT ACCOUNT" means a deposit account (as now or hereafter defined in the UCC) of any Grantor, including, without limitation, those listed on SCHEDULE 7.1(AA) to the Credit Agreement and any lockbox, demand, time, savings, passbook or like account maintained with a depositary institution.

                  (b) Section 2(a) of the Security Agreement is hereby amended as follows:

                  (i) by  redesignating  the  existing  paragraphs  (ix) through
(xiv) as paragraphs (x) through (xv) and inserting a new paragraph (ix) as follows:

                  (ix)   Deposit Accounts.

                  (ii) by inserting  immediately  before the period at the end
               of  paragraph  (xv)  (as   redesignated   pursuant   hereto)  the
              following:

                 and all supporting obligations of Grantor with respect thereto.

                  (c) Section 4(a) of the Security Agreement is hereby amended by inserting immediately before the phrase "chief executive office" in paragraph
(i) thereof the phrase "state of organization."

                  (d) Section 6 of the Security Agreement is hereby amended as follows:

                  (i) by  deleting  the  section  heading  and  inserting  the following in lieu thereof:

          SECTION 6.  COLLATERAL ACCOUNT; DEPOSIT ACCOUNTS; SECURITIES ACCOUNTS.
                      ---------------------------------------------------------

                  (ii) by deleting the section  references to "Section 6(b)" and
         "Section   6(c)"  in  paragraph  (a)  thereof  and  inserting   section
         references to "Section 6(c)" and "Section 6(d)" in lieu thereof.

                  (iii) by redesignating  the existing  paragraphs (b) and (c)
               as paragraphs (c) ad (d) and inserting a new paragraph (b) as follows:

                  (b) Each Grantor shall maintain on and after the date of the Second Master Amendment all of its Deposit Accounts and "securities accounts" (as defined in the UCC) with a financial institution listed on SCHEDULE 7.1(AA) to the Credit Agreement or such other financial institution having combined capital, surplus and undivided profits of not less than $500,000,000 or otherwise reasonably acceptable to the Administrative Agent. Such financial institution (other than the Administrative Agent) shall have executed a control agreement or similar agreement permitting the Administrative Agent to obtain "control" (as such term is now or hereafter defined in the UCC) over such Deposit Account or "securities account" (as defined in the UCC) as required by the Credit Agreement. Upon the occurrence and during the continuance of an Event of Default, the Administrative Agent shall have the right to transfer or direct the transfer of the balance of each Deposit Account or "securities account" (as defined in the UCC) to the Collateral Account.

                  (iv)  by  inserting   at  the  end  of  paragraph   (d)  (as
               redesignated pursuant hereto) the following sentence:

                  The Administrative Agent shall have the right (but not the obligation) to apply any funds held in any Deposit Account or "securities account" (as defined in the UCC) to the repayment of any Obligations then due and payable in the manner specified in SECTION 10 hereof.

        4.  EFFECTIVENESS.  This Amendment shall be effective on the date that
each of  the  following   conditions  has  been   satisfied:   (a)   AMENDMENT.
The Administrative Agent shall have received a fully executed copy of this Amendment, executed by the Company, the Borrowers and the Required Lenders.

                  (b) AMENDMENT FEES. The Borrowers shall have paid to each Lender executing this Amendment an amendment fee in an amount equal to 0.25% of such Lender's Commitment as of the date of this Amendment.

                  (c) OTHER DOCUMENTS. The Administrative Agent shall have received SCHEDULE 7.1(AA) to the Credit Agreement and any other documents or instruments reasonably requested by the Administrative Agent in connection with the execution of this Amendment.

         5. REPRESENTATIONS AND WARRANTIES; COVENANTS. By their execution hereof, the Company and the Borrowers hereby certify that each of the representations and warranties set forth in the Credit Agreement and the other Loan Documents as amended hereby is true and correct in all material respects as of the date hereof as if fully set forth herein and that as of the date hereof no Default or Event of Default has occurred and is continuing.

         6. EFFECT OF THE AMENDMENT. Except for the amendments contemplated hereby, the Credit Agreement and the Loan Documents shall be and remain in full force and effect. The amendments granted herein are specific and limited and shall not constitute a modification, acceptance or waiver of any other provision or default of the Credit Agreement, the Loan Documents or any other document or instrument entered into in connection therewith or a further modification, acceptance or waiver of the provisions set forth therein.

          7. EXPENSES. The Borrowers shall pay all reasonable out-of-pocket expenses of the Administrative Agent in connection with the negotiation, execution and delivery of this Amendment, including, without limitation, the reasonable fees and disbursements of counsel for the Administrative Agent.

          8. GOVERNING LAW. This Amendment shall be governed by, and construed and enforced in accordance with, the laws of the State of New York.

          9. COUNTERPARTS. This Amendment may be executed in separate counterparts, each of which when executed and delivered is an original but all of which taken together constitute one and the same instrument.

         10. FAX TRANSMISSION. A facsimile, telecopy or other reproduction of this Amendment may be executed by one or more parties hereto, and an executed copy of this Amendment may be delivered by one or more parties hereto by facsimile or similar instantaneously electronic transmission devise pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes. At the request of any party hereto, all parties hereto agree to execute an original of this Amendment as well as any facsimile, telecopy or other reproduction hereof.

                                    * * * * *

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date and year first above written.

                                CHOICE ONE COMMUNICATIONS INC.,
                                as Guarantor and on behalf of the Borrowers
[CORPORATE SEAL]

                      By:  /s/ John J. Zimmer
                          ---------------------------------------------------
                          Name:  John J. Zimmer
                                ---------------------------------------------
                          Title:  VP Finance
                                 --------------------------------------------



























                           [Signature Pages Continued]

                         FIRST UNION INVESTORS, INC.,
                       as Administrative Agent and Lender


                         By:  /s/ Franklin M. Wesinger
                             ---------------------------------------------------
                             Name:  Franklin M. Wesinger
                                   ---------------------------------------------
                             Title:  Senior Vice President
                                    --------------------------------------------






























                           [Signature Pages Continued]

                                  GENERAL ELECTRIC CAPITAL
                                  CORPORATION,
                                  as Syndication Agent and Lender

                                  By: /s/ R.T. Sturgeon
                                  --------------------------------------------
                                  Name: R.T. Sturgeon
                                  --------------------------------------------
                                  Title: Manager-Operations
                                  --------------------------------------------






























                           [Signature Pages Continued]

                             MORGAN STANLEY SENIOR FUNDING,
                             INC.,
                             as Documentation Agent and Lender


                             By:   /s/ Jon LaMountain
                                 -----------------------------------------------
                                 Name:  Jon LaMountain
                                       -----------------------------------------
                                 Title: Managing Director
                                        ----------------------------------------






























                           [Signature Pages Continued]

                              CIBC INC., as Lender


                          By: /s/ Tefta Ghilaga
                          -------------------------------------------
                          Name: Tefta Ghilaga
                          -------------------------------------------
                          Title: Executive Director
                          -------------------------------------------






























                           [Signature Pages Continued]

                        PNC BANK, NATIONAL ASSOCIATION,
                        as Lender


                        By:  /s/ Keith R. White
                            ---------------------------------------------------
                            Name:  Keith R. White
                                  ---------------------------------------------
                            Title:  Vice President
                                   --------------------------------------------






























                           [Signature Pages Continued]

                             THE BANK OF NEW YORK,
                             as Lender


                             By:  /s/ Brendan Nedzi
                                 -----------------------------------------------
                                 Name:  Brendan Nedzi
                                       -----------------------------------------
                                 Title:  Senior Vice-President
                                        ----------------------------------------






























                           [Signature Pages Continued]

                  DRESDNER BANK AG, NEW YORK AND GRAND CAYMEN BRANCHES, as Lender


                  By:  /s/ Brian K. Schneider
                      ---------------------------------------------------
                      Name:  Brian K. Schneider
                            ---------------------------------------------
                      Title: Associate
                             --------------------------------------------



                  By:  /s/ Michael S. Greenberg
                      ---------------------------------------------------
                      Name:  Michael S. Greenberg
                            ---------------------------------------------
                      Title: Associate
                             --------------------------------------------























                           [Signature Pages Continued]

                FORTIS CAPITAL CORP.,
                as Lender


                By: /s/  C.M. Forgiane
                    ---------------------------------------------------
                    Name:  C.M. Forgiane
                          ---------------------------------------------
                    Title: Vice President
                           --------------------------------------------



                By:  /s/  K. Louman
                    ---------------------------------------------------
                    Name:  K. Louman
                          ---------------------------------------------
                    Title: President
                           --------------------------------------------
























                           [Signature Pages Continued]

                      IBM CREDIT CORPORATION,
                      as Lender


                      By:  /s/  Thomas S. Curcio
                          ---------------------------------------------------
                          Name:  Thomas S. Curcio
                                ---------------------------------------------
                          Title: Manager of Credit, Commercial and Specialty Financing
                                 --------------------------------------------






























                           [Signature Pages Continued]

                       CREDIT LYONNAIS NEW YORK BRANCH,
                       as Lender


                       By: /s/ Steven E. Rich
                           ---------------------------------------------------
                           Name:  Steven E. Rich
                                 ---------------------------------------------
                           Title: Vice President
                                  --------------------------------------------

                                    EXHIBIT A


                                    ARTICLE X

                               FINANCIAL COVENANTS

         SECTION 10.1 STAGE 1 COVENANTS. Until all of the Obligations have been paid and satisfied in full and the Commitments terminated, unless consent has been obtained in the manner set forth in Section 15.11 hereof, during the Stage 1 Covenant Period, the Borrowers on a Consolidated basis will not:

         (a) TOTAL DEBT TO CONTRIBUTED CAPITAL RATIO: As of any date of determination, permit the ratio of Total Debt to Contributed Capital to exceed fifty percent (50%).

         (b) TOTAL CONSOLIDATED DEBT TO CONTRIBUTED CONSOLIDATED CAPITAL RATIO. As of any date of determination, permit the ratio of Total Consolidated Debt to Contributed Consolidated Capital to exceed sixty-five percent (65%).

         (c) MINIMUM REVENUE: As of any fiscal quarter end during the applicable period set forth below, permit Total Revenue for the fiscal quarter ending on such date to be less than the corresponding amount set forth below:

               ----------------------- -----------------------------------------
                   Period Ending             Minimum Revenue (in thousands)
               ----------------------- -----------------------------------------
                    9/30/00                              $16,500
                    12/31/00                               29,000
                    3/31/01                                31,500
                    6/30/01                                38,200
                    9/30/01                                48,600
                    12/31/01                               55,200
                    3/31/02                                64,500
                    6/30/02                                73,900
               -----------------------
                    9/30/02                                82,700
               -----------------------
                    12/31/02                               92,800
               -----------------------
                    3/31/03                                99,800
               -----------------------
                    6/30/03                              110,300
               -----------------------
                    9/30/03                              119,900
               -----------------------
                    12/31/03                             129,300
               ----------------------- -----------------------------------------

         (d) MAXIMUM EBITDA LOSSES/MINIMUM EBITDA: As of any fiscal quarter end during the applicable period set forth below, permit (i) EBITDA losses thereof for the fiscal quarter ending on such date to exceed the corresponding negative amount set forth below; PROVIDED, that for each fiscal quarter ending on or prior to December 31, 2001, either (A) the EBITDA loss for such fiscal quarter shall not exceed the corresponding negative amount set forth below or (B) the cumulative EBITDA loss from July 1, 2000 to such fiscal quarter end shall not exceed the cumulative negative amounts set forth below for such period; PROVIDED FURTHER, that for each fiscal quarter ending after December 31, 2001 and on or prior to June 30, 2002 the EBITDA loss for such fiscal quarter shall not exceed the corresponding negative amount set forth below, MINUS the EBITDA Loss Carryforward; or (ii) permit EBITDA thereof to be less than the corresponding positive amount set forth below, PROVIDED, that for the fiscal quarter ending on September 30, 2002 the EBITDA for such quarter shall not be less than the corresponding positive amount set forth below, MINUS the EBITDA Loss
Carryforward:

            ---------------------- ---------------------------------------------
                 Max EBITDA Losses/
                   Period                   Min EBITDA (in thousands)
            ---------------------- ---------------------------------------------
                  9/30/00                           (22,000)
                  12/31/00                          (25,000)
                  3/31/01                           (28,400)
                  6/30/01                           (22,400)
                  9/30/01                           (16,400)
                  12/31/01                          (12,900)
                  3/31/02                             (8,400)
                  6/30/02                             (3,100)
                  9/30/02                             1,300
                  12/31/02                            8,100
                  3/31/03                            15,400
                  6/30/03                            19,100
                  9/30/03                            23,700
                  12/31/03                           27,600
            ---------------------- ---------------------------------------------

         (e) MAXIMUM CAPITAL EXPENDITURES: As of the end of any Fiscal Year, permit Capital Expenditures for such Fiscal Year to exceed the corresponding amount set forth below:

          -------------------------- -------------------------------------------
                 Fiscal Year                        Maximum Capital
                   Ending                     Expenditures (in thousands)
          -------------------------- -------------------------------------------
                  12/31/00                              138,500
                  12/31/01                               99,500
                  12/31/02                               70,000
                  12/31/03                               65,000
          -------------------------- -------------------------------------------

; PROVIDED that if the Borrowers make Capital Expenditures in any Fiscal Year in an amount less than the amount set forth above for any such Fiscal Year (such unused amount for any single Fiscal Year, or the cumulative unused amount for any number of Fiscal Years, as applicable, referred to below as the "Stage 1 Carryover Amount"), then (i) the Borrowers may make Capital Expenditures in any succeeding fiscal year in an amount not to exceed the sum of (A) the amount set forth above for such fiscal year and (B) the Stage 1 Carryover Amount and (ii) for purposes of determining whether any Capital Expenditure exceeds the maximum amount permitted for any given Fiscal Year, the Capital Expenditure for such Fiscal Year shall be applied first to the Stage 1 Carryover Amount then outstanding.

         (f) MINIMUM ASSET COVERAGE: As of any fiscal quarter end, permit the ratio of (i) the Total Debt of the Borrowers and their Subsidiaries as of such date to (ii) PP&E thereof as of such date to exceed 1.00 to 1.00.

     (g) MINIMUM AVAILABLE CASH: As of any fiscal quarter end, permit Available Cash of the Borrowers and their Subsidiaries as of such date to be less than $10,000,000.

         SECTION 10.2 STAGE 2 COVENANTS. Until all of the Obligations have been paid and satisfied in full and the Commitments terminated, unless consent has been obtained in the manner set forth in Section 15.11 hereof, during the Stage 2 Covenant Period (during which time the covenants set forth in Section 10.1 shall cease to be applicable) the Borrowers on a Consolidated basis will not:

       (a) BORROWER LEVERAGE RATIO: As of any fiscal quarter end during the applicable period set forth below, permit the Borrower Leverage Ratio to exceed the corresponding ratio set forth below:

                   --------------------------- ---------------------------------
                             Period                                    Ratio
                   --------------------------- ---------------------------------
                       Stage 2 Effective
                          Date through                              6.00 to 1.00
                           06/30/2003

                       07/01/2003 through
                           09/30/2003                               5.00 to 1.00

                       10/01/2003 through
                           12/31/2003                               4.00 to 1.00


                         01/01/2004 and                             3.00 to 1.00
                           thereafter
                   --------------------------- ---------------------------------

         (b) BORROWER FIXED CHARGE COVERAGE RATIO: As of any fiscal quarter end during the applicable period set forth below, permit the ratio of (i) EBITDA thereof for the six-month period ending on such fiscal quarter end TIMES two (2) to (ii) Borrower Fixed Charges for the period of four (4) consecutive fiscal quarters ending on such fiscal quarter end to be less than the corresponding ratio set forth below:

                   --------------------------- ---------------------------------
                             Period                                    Ratio
                   --------------------------- ---------------------------------
                       Stage 2 Effective
                          Date through                              0.50 to 1.00
                           06/30/2003

                       07/01/2003 through
                           09/30/2003                               0.85 to 1.00

                       10/01/2003 through
                           12/31/2003
                                                                    1.00 to 1.00

                         1/01/2004 and                              1.10 to 1.00
                           thereafter
                   --------------------------- ---------------------------------

         (c) INTEREST COVERAGE RATIO: As of any fiscal quarter end during the applicable period set forth below, permit the ratio of (i) EBITDA thereof for the six-month period ending on such fiscal quarter end to (ii) cash Interest Expense thereof for the six-month period ending on such fiscal quarter end, to be less than the corresponding ratio set forth below:

                 --------------------------- -----------------------------------
                           Period                              Ratio
                 --------------------------- -----------------------------------
                     Stage 2 Effective
                        Date through                        1.75 to 1.00
                         06/30/2003

                         07/01/2003
                          through                           2.00 to 1.00
                         09/30/2003

                         10/01/2003
                          through                           2.50 to 1.00
                         12/31/2003

                         01/01/2004
                            and                             3.00 to 1.00
                         thereafter
                 --------------------------- -----------------------------------

     (d) MAXIMUM CAPITAL EXPENDITURES: As of the end of any Fiscal Year, permit Capital Expenditures for such Fiscal Year to exceed the corresponding amount set forth below:

         -------------------------- --------------------------------------------
                Fiscal Year                        Maximum Capital
                  Ending                     Expenditures (in thousands)
         -------------------------- --------------------------------------------
                 12/31/02                               70,000
                 12/31/03                               65,000
                 12/31/04                               64,000
                 12/31/05                               63,000
                 12/31/06                               72,000
                 12/31/07                               80,000
                 12/31/08                               61,000
         -------------------------- --------------------------------------------

; PROVIDED, that if the Borrowers make Capital Expenditures in any Fiscal Year (other than any Fiscal Year all or a part of which was included in the Stage 1 Covenant Period) in an amount less than the amount set forth above for any such Fiscal Year (such unused amount for any single Fiscal Year, or the cumulative unused amount for any number of Fiscal Years, as applicable, referred to below as the "Stage 2 Carryover Amount"), then (i) the Borrowers may make Capital Expenditures in any succeeding fiscal year in an amount not to exceed the sum of
(A) the  amount  set  forth  above  for such  fiscal  year  and (B) the  Stage 2
Carryover Amount and (ii) for purposes of determining whether any Capital Expenditure exceeds the maximum amount permitted for any given Fiscal Year, the Capital Expenditure for such Fiscal Year shall be applied first to the Stage 2 Carryover Amount then outstanding.

         SECTION 10.3 GUARANTOR COVENANT. Until all of the Obligations have been paid and satisfied in full and the Commitments terminated, unless consent has been obtained in the manner set forth in Section 15.11 hereof, during the Stage 2 Covenant Period the Company on a Consolidated basis will not, as of any fiscal quarter end during the applicable period set forth below, permit the Company Leverage Ratio to be greater than the corresponding ratio set forth below:

         --------------------------- -------------------------------------------
                   Period                                    Ratio
         --------------------------- -------------------------------------------
             Stage 2 Effective
                Date through
                 06/30/2003                              10.00 to 1.00

             07/01/2003 through
                 09/30/2003                               8.00 to 1.00

             10/01/2003 through
                 12/31/2003                               6.50 to 1.00

                 01/01/2004
                  through
                 03/31/2004                               5.50 to 1.00

                 04/01/2004
                  through
                 06/30/2004                               5.00 to 1.00

               07/01/2004 and                             4.00 to 1.00
                 thereafter
         --------------------------- -------------------------------------------